                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2001

                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-A
                          (Exact name of registrant as
                            specified in its charter)

         Delaware                   333-82281               41-1743653
      (State or other              (Commission            (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


      290 E. Carpenter Freeway, Irving, Texas               75062-2729
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of July 2001 was distributed to Noteholders on September 17, 2001.


Item 7(c). Exhibits

          Exhibit No.                   Description

             20.1                Servicer's Certificate for the month of
                                     August 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                 /s/ Cindy A. Barmeier
                                 ----------------------------
                                 Title: Assistant Vice President


Date: September 17, 2001